Net Loss Per Share	3 Months Ended
Mar. 31, 2021
Earnings Per Share [Abstract]
Net Loss per Share
6.	Net Loss per Share
As a result of the Merger, the Company has retroactively restated the weighted average shares outstanding prior to the February 10, 2021 to give effect to the Exchange Ratio.
Basic loss per share is computed by dividing net loss by the weighted-average number of shares of Class A and Class B common stock outstanding, but excluding shares of common stock subject to repurchase for the period. The number of common stock shares subject to repurchase was determined prospectively from the date of the Stock Restriction Agreement described in Note 5. Diluted loss per share reflects the potential dilution that could occur if the stock options to issue common stock were exercised. The Company had a net loss in all periods presented thus the dilutive net loss per common share is the same as the basic net loss per common share as the effect of any options or conversions is anti-dilutive.
The earnings per share amounts are the same for the different classes of common stock because the holders of each class are legally entitled to equal per share distributions whether through dividends or liquidation.
The following securities outstanding at March 31, 2021 and 2020 have been excluded from the calculation of weighted average shares outstanding:

	Three Months Ended March 31,
	2021	2020
Class A common shares subject to repurchase	15,153,602	—
Class B common shares subject to repurchase	—	27,276,482
Warrants	5,787,472	—
Class A common stock options	10,233,201	2,972,585